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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) October 16, 2002
                                                       -------------------------


                       M&I Dealer Auto Securitization, LLC
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         333-76406-01                                      36-2042850
------------------------------------         ----- -----------------------------
     (Commission File Number)                     (Registrant's I.R.S. Employer
                                                       Identification No.)

                 770 N. Water Street, Milwaukee, Wisconsin 53202
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               (Address of Principal Executive Offices)(Zip Code)

                                 (414) 765-7801
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On October 10, 2002 (the "Closing Date"), The Bank of New York Trust (Delaware), in its capacity as Owner Trustee (the "Owner Trustee") of M&I Auto Loan Trust 2002-1 (the "Trust"), publicly issued U.S.$133,000,000 Class A-1 1.77% Automobile Receivables-Backed Notes due October 20, 2003, U.S.$122,000,000 Class A-2 1.95% Automobile Receivable-Backed Notes due July 20, 2005, U.S.$190,000,000 Class A-3 2.49% Automobile Receivables-Backed Notes due October 22, 2007, U.S.$68,187,500 Class A-4 3.04% Automobile Receivables-Backed Notes due October 20, 2008 and U.S. $11,812,500 Class B 3.52% Automobile Receivables-Backed Notes due September 21, 2009 (the "Notes"), the first in a series issued pursuant to a registration statement (No. 333-76406) of M&I Dealer Auto Securitization, LLC (the "Registrant") declared effective on February 5, 2002. The lead manager for the issuance of the Notes was Banc One Capital Markets, Inc. (the "Representative"). M&I Marshall & Ilsley Bank (the "M&I Bank") paid the underwriters a fee of U.S.$815,613.13 in connection with the sale of the Notes. M&I Bank also paid general transaction expenses, estimated to be $600,000. The net proceeds from the sale of the Notes, which amounted to U.S.$524,077,027.48, were used by the Owner Trustee to purchase a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks originated by M&I Bank and participating dealers a certain percentage of which had previously been sold to Preferred Receivables Funding Corporation ("Prefco") pursuant to an Amended and Restated Loan Purchase Agreement dated December 28, 2001 and sold on the Closing Date by Prefco to Registrant and then to the Owner Trustee, the remaining percentage were sold by M&I Bank to the Registrant and then to the Owner Trustee. The assets sold by Prefco and M&I Bank constitute the receivables included in the assets of the Trust, from the Registrant. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Filing of Certain Agreements.

         In relation to the above, the following agreements have been entered into:

         An underwriting agreement dated September 26, 2002 (the "Underwriting Agreement"), among the Registrant, M&I Bank and the Representative. The Underwriting Agreement is attached hereto as Exhibit 1.1.

         An amended and restated limited liability company agreement dated October 10, 2002 (the "Amended and Restated Limited Liability Company Agreement"), of the Registrant. The Amended and Restated Limited Liability Company Agreement is attached hereto as Exhibit 3.1.

         An amended and restated trust agreement dated October 10, 2002 (the "Amended and Restated Trust Agreement"), among the Registrant, as depositor, the Owner Trustee and M&I Bank, as administrator. The Trust Agreement is attached hereto as Exhibit 4.1.

         An indenture dated October 10, 2002 (the "Indenture"), among the Owner Trustee, Bank One, National Association, as the indenture trustee (the "Indenture Trustee") and M&I Bank, as administrator. The Indenture is attached hereto as Exhibit 4.2.

         A purchase agreement dated October 10, 2002 (the "Purchase Agreement"), among Bank One, National Association (as agent on behalf of Prefco), M&I Northwoods III LLC ("Northwoods"), and M&I Bank, as sellers, and the Registrant, as purchaser. The Purchase Agreement is attached hereto as Exhibit 10.1.

         A sale and servicing agreement dated October 10, 2002 (the "Sale and Servicing Agreement "), among the Registrant, as seller, the Owner Trustee, as purchaser, M&I Bank, as servicer and the indenture trustee. The Sale and Servicing Agreement is attached hereto as Exhibit 10.2.

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         An administration agreement dated October 10, 2002 (the "Administration
Agreement"), among the Owner Trustee, M&I Bank, as administrator and the Indenture Trustee. The Administration Agreement is attached hereto as Exhibit 10.3.

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Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

Exhibit
No.            Document Description
---            --------------------

 1.1 Underwriting Agreement dated September 26, 2002, among the Registrant, M&I Bank and the Representative.
 3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of October 10, 2002.
 4.1 Amended and Restated Trust Agreement dated October 10, 2002 among the Registrant, M&I Bank and the Owner Trustee.
 4.2 Indenture dated October 10, 2002 among the Owner Trustee, the Indenture Trustee and M&I Bank (including forms of Notes).
10.1 Purchase Agreement dated October 10, 2002 among the Registrant, Bank One, National Association (as agent on behalf of Prefco), Northwoods and M&I Bank.
10.2 Sale and Servicing Agreement dated October 10, 2002 among M&I Bank, the Registrant, the Owner Trustee and the Indenture Trustee.
10.3 Administration Agreement dated October 10, 2002 among the Owner Trustee, M&I Bank, as the administrator and the Indenture Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 16, 2002                             M&I DEALER AUTO SECURITIZATION, LLC

                                                  By: /s/ Donald H. Wilson
                                                      --------------------
                                                  Name: Donald H. Wilson
                                                  Title: President

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                                INDEX TO EXHIBITS

Exhibit
No.            Document Description
---            --------------------

 1.1 Underwriting Agreement dated September 26, 2002, among the Registrant, M&I Bank and the Representative.
 3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of October 10, 2002.
 4.1 Amended and Restated Trust Agreement dated October 10, 2002 among the Registrant, M&I Bank and the Owner Trustee.
 4.2 Indenture dated October 10, 2002 among the Owner Trustee, the Indenture Trustee and M&I Bank (including forms of Notes).
10.1 Purchase Agreement dated October 10, 2002 among the Registrant, Bank One, National Association (as agent on behalf of Prefco), Northwoods and M&I Bank.
10.2 Sale and Servicing Agreement dated October 10, 2002 among M&I Bank, the Registrant, the Owner Trustee and the Indenture Trustee.
10.3 Administration Agreement dated October 10, 2002 among the Owner Trustee, M&I Bank, as the administrator and the Indenture Trustee.